SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [ ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[  ] Preliminary proxy statement.

[  ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)
     (2)).

[  ] Definitive proxy statement.

[ X ] Definitive additional materials.

[  ] Soliciting material under Rule 14a-12.

                          FIRST AVIATION SERVICES INC.
         --------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                    WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.
                   WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I
                 WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.
                       WYNNEFIELD CAPITAL MANAGEMENT, LLC
                            WYNNEFIELD CAPITAL, INC.
                                   NELSON OBUS
                                JOSHUA H. LANDES
                  WYNNEFIELD CAPITAL, INC. PROFIT SHARING PLAN
 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:

      (3)  Filing Party:

      (4)  Date Filed:

The following appears on the www.rescuefavs.com website:

[GRAPHIC OMITTED] RESCUE FAVS SHAREHOLDERS

                           IMPORTANT INFORMATION FOR FIRST AVIATION SHAREHOLDERS

HOME
ABOUT US
WCI PROXY MATERIALS
NEWS
FAQS

                             HELP MOVE FAVS FORWARD

                            VOTE THE GREEN PROXY CARD


The Wynnefield Group is a long-time investor and owner of a 29.7 percent stake in First Aviation Services Inc. (FAvS). As a significant minority shareholder whose interests are aligned with those of other minority shareholders, Wynnefield is soliciting proxies in OPPOSITION TO MANAGEMENT'S DIRECTOR SLATE AND IN ORDER TO IMPLEMENT CUMULATIVE VOTING.


We have been dismayed at FAvS' performance, performance that has resulted in a stock price BELOW BOOK VALUE FOR MORE THAN THREE YEARS AND NEAR NET/NET WORKING CAPITAL (LIQUIDATION VALUE) PER SHARE RECENTLY. THIS PRICE INDICATES THAT THE MARKET ASSIGNS ONLY NOMINAL VALUE TO FAVS' BUSINESS. On several occasions, we have urged that management take steps to benefit the company and ALL shareholders by developing and executing a successful business plan or undertaking a value-releasing transaction. After being repeatedly rebuffed, we now have no other choice but to engage in a proxy contest.


FAVS BLAMES INDUSTRY CONDITIONS FOR ITS LACK OF PERFORMANCE. However, FAvS' primary competitor AVIALL (AVL) HAS EVOLVED ITS BUSINESS PLAN and continues its strong recovery since 2001.

% Change in Stock Prices:  FAvS v. Aviall

[Graphic omitted, including the following data points:

--------------------------------------------------------------------------------
                    12/29/01        12/31/02        12/31/03         5/11/04
--------------------------------------------------------------------------------
FAvS                   -1%             +7%             -1%            +10%
--------------------------------------------------------------------------------
Aviall                +49%            +59%           +207%           +235%
--------------------------------------------------------------------------------
]

FAVS' CEO AND CHAIRMAN (THROUGH THEIR INVESTMENT FIRM, FIRST EQUITY GROUP INC.) OWN 51% OF FAVS STOCK and therefore have COMPLETE VOTING CONTROL IN DIRECTOR ELECTIONS. We believe THE VOICE OF MINORITY SHAREHOLDERS HAS BEEN IGNORED BY FAVS MANAGEMENT FOR TOO LONG. FAvS management benefits from salaries, bonuses, and payments to First Equity.


We seek to give ALL minority shareholders a voice at FAvS by electing a minority shareholder to ONE of the five board seats and through implementation of cumulative voting. NELSON OBUS WILL BRING TO THE BOARD NEEDED FRESH THINKING and a voice for ALL minority shareholders. CUMULATIVE VOTING WILL MAKE IT POSSIBLE FOR MINORITY SHAREHOLDERS TO ELECT ONE DIRECTOR OF THEIR CHOICE.


With management controlling 51% of FAvS stock, minority shareholders cannot win this proxy contest without management support. It is therefore important that as many shareholders as possible send a message to the board by voting "FOR" Nelson Obus and "FOR" cumulative voting. WE HOPE THAT THE BOARD WILL HEAR THE MESSAGE AND ADOPT MEASURES TO GIVE MINORITY SHAREHOLDERS A SINGLE SEAT ON THE BOARD.


We urge you to return our GREEN proxy card or download our proxy card by [link omitted] CLICKING HERE and vote promptly. If your broker or another nominee holds your shares, instruct them to vote your shares "FOR" Nelson Obus and "FOR" cumulative voting.


For further information, please contact one of the individuals below:

        LAWRENCE E. DENNEDY OR                   NELSON OBUS
        DANIEL M. SULLIVAN                       THE WYNNEFIELD GROUP
        MACKENZIE PARTNERS, INC.                 450 SEVENTH AVENUE, SUITE 509
        105 MADISON AVENUE                       NEW YORK, NY 10123
        NEW YORK, NY 10016                       PHONE: (212) 760-0134
        PHONE: (800) 322-2885

                            Rescue FAvS Shareholders.
                       Copyright(c) Wynnefield Group, 2004

                                  [END OF PAGE]

[GRAPHIC OMITTED] RESCUE FAVS SHAREHOLDERS

                           IMPORTANT INFORMATION FOR FIRST AVIATION SHAREHOLDERS

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ABOUT US

The Wynnefield Group is First Aviation's largest outside shareholder, holding 29.7% of the company's outstanding common stock. Wynnefield is a long-term investor in FAvS, having first invested in the company shortly after its initial public offering more than six years ago.


The Wynnefield Group includes  several  affiliates of Wynnefield  Capital,  Inc.
(WCI), a value investor, specializing in U.S. small cap situations that have company- or industry-specific catalysts. WCI was established in 1992. Our founding partners, Nelson Obus and Joshua Landes, held senior research and institutional equity positions at Lazard Freres & Co. during the 1980s. The initial Wynnefield investors included many of Nelson's and Joshua's colleagues at Lazard. Our fund has grown to approximately $200 million under management.


Nelson Obus currently serves on the boards of directors of two publicly traded companies, Layne Christensen Company (NASDAQ: LAYN) and Sylvan Inc.(NASDAQ:
SYLN) and additionally serves on the audit committees of both companies.


To find out more, you may contact the individuals listed below. To read our proxy, [link to website omitted] CLICK HERE.

        LAWRENCE E. DENNEDY OR                   NELSON OBUS
        DANIEL M. SULLIVAN                       THE WYNNEFIELD GROUP
        MACKENZIE PARTNERS, INC.                 450 SEVENTH AVENUE, SUITE 509
        105 MADISON AVENUE                       NEW YORK, NY 10123
        NEW YORK, NY 10016                       PHONE: (212) 760-0134
        PHONE: (800) 322-2885


                            Rescue FAvS Shareholders.
                       Copyright(c) Wynnefield Group, 2004

                                  [END OF PAGE]

[GRAPHIC OMITTED] RESCUE FAVS SHAREHOLDERS

                           IMPORTANT INFORMATION FOR FIRST AVIATION SHAREHOLDERS

HOME
ABOUT US
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NEWS
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WCI PROXY MATERIALS

The latest proxy materials produced by The Wynnefield Group can be found below:

      o  May 3,  2004  -[link  omitted]  Letter to Board of  Directors  of First
         Aviation    Services    Inc.

      o May 18, 2004 - [link omitted] Proxy Statement of the Wynnefield Group in Opposition to the Management of First Aviation Services Inc. - For 2004 Annual Meeting

      o May 18, 2004 - [link  omitted]  Wynnefield  Group Proxy Card for Voting

To find out more, you may contact the individuals listed below:

        LAWRENCE E. DENNEDY OR                   NELSON OBUS
        DANIEL M. SULLIVAN                       THE WYNNEFIELD GROUP
        MACKENZIE PARTNERS, INC.                 450 SEVENTH AVENUE, SUITE 509
        105 MADISON AVENUE                       NEW YORK, NY 10123
        NEW YORK, NY 10016                       PHONE: (212) 760-0134
        PHONE: (800) 322-2885


                           Rescue FAvS Shareholders.
                       Copyright(c) Wynnefield Group, 2004


                                  [END OF PAGE]

[GRAPHIC OMITTED] RESCUE FAVS SHAREHOLDERS

                           IMPORTANT INFORMATION FOR FIRST AVIATION SHAREHOLDERS

HOME
ABOUT US
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NEWS
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NEWS

ADVERTISEMENTS


           [Graphic link to advertisement omitted; advertisement filed with the SEC as definitive additional materials on May 20, 2004]
          (Click on the graphic headlines above to view the entire ad)

To find out more, you may contact the individuals listed below:

        LAWRENCE E. DENNEDY OR                   NELSON OBUS
        DANIEL M. SULLIVAN                       THE WYNNEFIELD GROUP
        MACKENZIE PARTNERS, INC.                 450 SEVENTH AVENUE, SUITE 509
        105 MADISON AVENUE                       NEW YORK, NY 10123
        NEW YORK, NY 10016                       PHONE: (212) 760-0134
        PHONE: (800) 322-2885


                            Rescue FAvS Shareholders.
                       Copyright(c) Wynnefield Group, 2004



                                  [END OF PAGE]

[GRAPHIC OMITTED] RESCUE FAVS SHAREHOLDERS

                           IMPORTANT INFORMATION FOR FIRST AVIATION SHAREHOLDERS

HOME
ABOUT US
WCI PROXY MATERIALS
NEWS
FAQS

FAQs

To Come.


To find out more, you may contact the individuals listed below:

        LAWRENCE E. DENNEDY OR                   NELSON OBUS
        DANIEL M. SULLIVAN                       THE WYNNEFIELD GROUP
        MACKENZIE PARTNERS, INC.                 450 SEVENTH AVENUE, SUITE 509
        105 MADISON AVENUE                       NEW YORK, NY 10123
        NEW YORK, NY 10016                       PHONE: (212) 760-0134
        PHONE: (800) 322-2885


                           Rescue FAvS Shareholders.
                       Copyright(c) Wynnefield Group, 2004

                                  [END OF PAGE]

GREEN PROXY CARD

                                    P R O X Y


      THIS PROXY IS SOLICITED BY THE WYNNEFIELD GROUP IN OPPOSITION TO THE
               BOARD OF DIRECTORS OF FIRST AVIATION SERVICES INC.


                          FIRST AVIATION SERVICES INC.
                       2004 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Nelson Obus and Joshua H. Landes and each of them as proxies with full power of substitution, to vote in the name of and as proxy for the undersigned at the 2004 Annual Meeting of Shareholders of First Aviation Services Inc. (the "Company"), and at any adjournment(s) or postponement(s) thereof, according to the number of votes that the undersigned would be entitled to cast if personally present on the matters presented on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Shareholders signing and returning this proxy will not be able to vote for either of the Company's nominees for director and, therefore, will be precluded from voting for a nominee to the second open position on the Company's Board. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF NELSON OBUS AS DIRECTOR, "FOR" THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT ACCOUNTANTS, AND "FOR" THE SHAREHOLDER
PROPOSAL FOR CUMULATIVE VOTING IN DIRECTOR ELECTIONS. This proxy revokes all prior proxies given by the undersigned.

              IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                             YOUR VOTE IS IMPORTANT

GREEN PROXY CARD  [Reverse Side]                   Please mark your vote as in
                                                            this example:   X
                                                                           ---

THE WYNNEFIELD GROUP RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3

1.    ELECTION OF DIRECTORS - To elect NELSON OBUS as a director of the Company:

      TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF NELSON OBUS, PLACE AN X NEXT TO WITHHOLD.

      FOR ___     WITHHOLD ___

2. APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JANUARY 31, 2005:

      FOR ___     AGAINST ___ ABSTAIN ___

3.    SHAREHOLDER PROPOSAL FOR CUMULATIVE VOTING IN DIRECTOR ELECTIONS:

      FOR ___     AGAINST ___ ABSTAIN ___

IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, AS PROVIDED IN THE PROXY STATEMENT PROVIDED HEREWITH. THE PROXY MAY EXERCISE DISCRETIONARY AUTHORITY ONLY AS TO MATTERS UNKNOWN TO THE WYNNEFIELD GROUP A REASONABLE TIME BEFORE THEIR PROXY SOLICITATION.

                                    Dated: _______________________________, 2004

                                    _______________________________________
                                          (Signature)

                                    _______________________________________
                                          (Signature, if jointly held)

                                    Title:  _______________________________




Please sign exactly as your name appears hereon or on your proxy card previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

          PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY. MAIL TO:

                               LAWRENCE E. DENNEDY
                            MACKENZIE PARTNERS, INC.
                               105 MADISON AVENUE
                               NEW YORK, NY 10016